                                                                   EXHIBIT 99(r)

                                POWER OF ATTORNEY


         We, the undersigned officers and Trustees of EV Classic Senior Floating-Rate Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by EV Classic Senior Floating-Rate Fund with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

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

           Signature                                         Title                           Date
           ---------                                         -----                           ----

                                                     President, Principal
/s/ James B. Hawkes                                  Executive Officer and
-----------------------------------                  Trustee                            February 14, 1997
James B. Hawkes

                                                     Treasurer and Principal
/s/ James L. O'Connor                                Financial and Accounting
----------------------------------                   Officer                            February 14, 1997
James L. O'Connor


/s/ Donald R. Dwight                                 Trustee                            February 14, 1997
----------------------------------
Donald R. Dwight


/s/ M. Dozier Gardner                                Trustee                            February 14, 1997
---------------------------------
M. Dozier Gardner


/s/ Samuel L. Hayes, III                             Trustee                            February 14, 1997
---------------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                                 Trustee                            February 14, 1997
--------------------------------
Norton H. Reamer


/s/ John L. Thorndike                                Trustee                            February 14, 1997
---------------------------------
John L. Thorndike


/s/ Jack L. Treynor                                  Trustee                            February 14, 1997
----------------------------------
Jack L. Treynor
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